                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 17, 2000




                         Liberty Group Operating, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                   333-46959               36-4197636
 ----------------------------       ------------          -------------------
 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)            File Number)          Identification No.)



    3000 Dundee Road, Northbrook, Illinois                   60062
    --------------------------------------                 --------
   (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (847) 272-2244
                                                           --------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a)   McDonough County Shopper, Inc./Fulton County Shopper, Inc. Acquisition

      On May 1, 2000, the Registrant (through Liberty Group Illinois Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Registrant's Illinois Subsidiary")), purchased substantially all of the assets of the McDonough County Shopper, Inc., an Illinois corporation, and the Fulton County Shopper, Inc., an Illinois corporation (collectively, the "Sellers"), including the mastheads, trade names, trademarks, service marks and other marks (and the goodwill associated therewith), subscriber lists, inventory, accounts receivable and equipment of the newspapers published, marketed and distributed by the Sellers.

      Prior to this transaction, no material relationship existed between the Registrant and the Sellers, or between any affiliates of such entities.

      At the closing of this transaction, the Registrant (a) paid to the Sellers $3,000,000 in cash, and (b) agreed to pay an additional $500,000 in the aggregate in five (5) installments of $200,000, $100,000, $100,000, $50,000 and $50,000 on the first, second, third, fourth and fifth anniversaries of the closing date, together with interest thereon at the rate set forth therein (collectively, the "Asset Purchase Price").

      The Asset Purchase Price is subject to a post-closing decrease, as set forth in the purchase agreement, based upon the liabilities of the Sellers as of May 1, 2000 which were assumed by Registrant's Illinois Subsidiary under the purchase agreement.

      The cash portion of the purchase price in this transaction was provided under the credit facility the Registrant has in place which is led by Citicorp USA, Inc., as administrative agent.


(b)   McDonough County Shopper, Inc./Fulton County Shopper, Inc. Acquisition

      The Registrant acquired the Purchased Assets from the Sellers substantially all of the assets owned by the Sellers in their business of publishing, marketing and distributing newspapers. The Registrant will use these assets for the same purposes as previously used by the Sellers.

      The foregoing summary of the terms of this transaction is qualified in its entirety by reference to the provisions of the Purchase Agreement, dated as of May 1, 2000, by and between the Sellers, James M. Helenthal and the Registrant's Illinois Subsidiary, a copy of which is filed as an exhibit to this Report and is hereby incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of McDonough and Fulton County Shopper, Inc.

         Independent Auditor's Report

         Balance Sheet as of December 31, 1999

         Statement of Operations for the year ended December 31, 1999

         Statement of Stockholders' Equity for the year ended December 31, 1999

         Statements of Cash Flows for the year ended December 31, 1999

         Summary of Significant Accounting Policies

         Notes to Financial Statements

         Supplemental Information

(b)      Financial Statements of McDonough and Fulton County Shopper, Inc.
         (unaudited)

         Accountant's Report

         Balance Sheet as of March 31, 2000 (unaudited)

         Statement of Operations for the three months ended March 31, 2000 (unaudited)

         Statement of Stockholders' Equity for the three months ended March 31, 2000 (unaudited)

         Statements of Cash Flows for the three months ended March 31, 2000 (unaudited)

         Summary of Significant Accounting Policies (unaudited)

         Notes to Financial Statements (unaudited)

         Supplemental Information (unaudited)


(c)      Pro Forma Financial Information

         Pro Forma Consolidated Balance Sheet as of March 31, 2000 (unaudited)

         Pro Forma Consolidated Statements of Operations for the year ended December 31, 1999 (unaudited) and the three months ended March 31, 2000 (unaudited)

         Notes to Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibit (incorporated by reference from exhibits included in the Registrant's Form 8-K filed May 16, 2000)

2.2 Purchase Agreement, dated as of May 1, 2000, by and between McDonough County Shopper, Inc., Fulton County Shopper, Inc., James M. Helenthal and Liberty Group Illinois Holdings, Inc.

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.

                           MACOMB AND CANTON, ILLINOIS

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.

                                TABLE OF CONTENTS



                                                                PAGE

INDEPENDENT AUDITOR'S REPORT                                     1




FINANCIAL STATEMENTS


         Statement 1 - Balance Sheet                             2



         Statement 2 - Statement of Operations                   3



         Statement 3 - Statement of Stockholders' Equity         4



         Statement 4 - Statement of Cash Flows                   5



         Statements of Significant Accounting Policies           6



         Notes to Financial Statements                           7



SUPPLEMENTAL INFORMATION



         Schedule A - Schedule of Operating Costs and Expenses   8

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
McDonough and Fulton County Shopper, Inc.
Macomb and Canton, Illinois

I have audited the accompanying balance sheet of McDonough and Fulton County Shopper, Inc. as of December 31, 1999, and the related statement of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of McDonough and Fulton County Shopper, Inc. as of December 31, 1999, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as whole. The accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and in my opinion is fairly stated, in all material respects in relation to the basic financial statements taken as a whole.


/s/ Alan P. Reusch
-----------------------------
Certified Public Accountant
June 27, 2000

                                                                     STATEMENT 1

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1999



                       ASSETS

CURRENT ASSETS
  Cash and Cash Equivalents (Note 1)                     $162,184
  Accounts Receivable                                     170,048
           Note Receivable                                  5,050
                                                         --------

TOTAL CURRENT ASSETS                                      337,282
                                                         --------

PROPERTY, PLANT & EQUIPMENT, at cost (Note 2)             418,308
  Less Accumulated Deprecation                         (  277,788)
                                                         --------

    Net Property, Plant & Equipment                       140,520
                                                         --------


TOTAL ASSETS                                             $477,802
                                                         ========



             LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts Payable                                       $ 53,960
  Accrued Payroll Taxes                                     4,234
  Note Payable (Note 3)                                     4,945
                                                         --------
TOTAL CURRENT LIABILITIES                                  63,139
                                                         --------

STOCKHOLDERS' EQUITY
  Common Stock, $100 par Value. 200 Shares
   Authorized, 20 Shares Issued                             2,000
  Retained Earnings                                       412,663
                                                         --------

TOTAL STOCKHOLDERS' EQUITY                                414,663
                                                         --------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                 $477,802
                                                         ========


These financial statements should be read only in connection with the accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                                                                    STATEMENT 2

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999





REVENUES:
  Advertising Sales                                  $1,727,597
  Job Printing and Other                                 22,255
                                                     ----------
TOTAL REVENUES                                        1,749,852


OPERATING COSTS AND EXPENSES:
  Operating Costs                                       295,790
  Selling, General &
    Administrative Expenses                           1,241,261
  Depreciation
                                                         28,932
                                                     ----------
TOTAL OPERATING COSTS AND EXPENSES                    1,565,983


    Income From Operations                              183,869
                                                     ----------


OTHER INCOME (EXPENSE)
  Interest Income                                         8,561
  Interest Expense                                   (   11,049)
                                                     ----------


    Net Other Income                                 (    2,488)
                                                     ----------


    Income Before Income
      Taxes                                             181,381


REPLACEMENT TAXES                                    (    2,303)
                                                     ----------


NET INCOME                                           $  179,078
                                                     ==========






These financial statements should be read only in connection with the accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                                                                    STATEMENT 3

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 1999


                                                           TOTAL
                                COMMON      RETAINED    STOCKHOLDERS'
                                STOCK       EARNINGS       EQUITY
                                --------   ---------    -------------


BALANCES AT JANUARY 1, 1999     $  2,000    $341,540      $343,540


 Net Income                         --       179,078       179,078


 Distribution of Earnings           --      (107,955)     (107,955)
                                --------    --------      --------


BALANCES AT DECEMBER 31, 1999   $  2,000    $412,663      $414,663
                                ========    ========      ========






These financial statements should be read only in connection with the accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                                                                     STATEMENT 4

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                            STATEMENTS OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1999


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                             $ 179,078
  ADJUSTMENTS TO RECONCILE NET INCOME
    NET CASH PROVIDED BY OPERATING
    ACTIVITIES:
  Depreciation                                              28,932
  EFFECTS OF CHANGES IN OPERATING ASSETS
    & LIABILITIES:
    (Increase) Decrease in Accts Receivable                  2,475
    (Increase) Decrease in Note Receivable                  12,522
    Increase (Decrease) in Accounts Payable                  4,434
    Increase (Decrease) in Accrued Expenses                  4,234
                                                         ---------

    NET CASH PROVIDED BY OPERATING
      ACTIVITIES                                           231,675
                                                         ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital Expenditures                                     (1,209)
                                                         ---------

    NET CASH USED IN INVESTING ACTIVITIES                (  1,209)
                                                         ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on Note Payable                                (68,723)
  Distribution of Earnings                               (107,955)
                                                         ---------

    NET CASH USED IN FINANCING ACTIVITIES                (176,678)
                                                         ---------

Net Increase (Decrease) in
  Cash & Cash Equivalents                                   53,788

CASH & CASH EQUIVALENTS AT BEGINNING
  OF YEAR                                                  108,396
                                                         ---------

CASH & CASH EQUIVALENTS AT END OF YEAR                   $ 162,184
                                                         =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION
  CASH PAID DURING YEAR FOR:
    Replacement Taxes                                    $   2,303
                                                         =========
    Interest Expense                                     $  11,049
                                                         =========



These financial statements should be read only in connection with the accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                                DECEMBER 31, 1999



The McDonough and Fulton County Shopper, Inc. are publishers of community shoppers with print advertising and other local content in their communities.


CASH AND CASH EQUIVALENTS

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


DOUBTFUL ACCOUNTS

Accounts receivable are considered fully collectible by management, therefore, no allowance for doubtful accounts has been provided.


DEPRECIATION

Depreciation is computed over the estimated useful lives of assets using accelerated and straight-line methods.


INCOME TAXES

The Company has elected under provisions of the Internal Revenue Code (Subchapter S) to have its income treated for federal income tax purposes substantially as if the Company were a partnership. Since a Subchapter S Corporation, as such, is not liable for federal or state income taxes, the financial statements do not reflect a provision for federal or state income taxes. However, a provision for state replacement tax is included.


USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


This information should be read only in connection with the accompanying accountant's report.

                   McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                         Notes to Financial Statements
                               December 31, 1999

Note 1 - Cash and Cash Equivalents

     At year end the carrying amount of the Company's deposits was $162,184 and the bank balance was $166,509. Of the bank balance, $166,509 was covered by federal depository insurance.

Note 2 - Property, Plant and Equipment

     A summary of property, plant and equipment at December 31, 1999 follows:

                      Furniture and Fixtures        $ 59,331
                      Leasehold Improvements          31,730
                      Machinery & Equipment          215,710
                                                    --------
                      Vehicles                      $418,308
                                                    ========

     Depreciation expense for the year ended December 31, 1999 was $28,932.

Note 3 - Note Payable

     The Company has a note payable in the amount of $4,945, payable to MidAmerica National Bank at 10.00% interest, with monthly payments of $1,680.98, due March 16, 2000.

Note 4 - Subsequent Events

     On May 1, 2000, the Company's stockholder agreed to sell substantially all of the assets of McDonough County Shopper, Inc. and Fulton County Shopper, Inc. The selling price was $3,500,000, payable as follows: $3,000,000 paid on the closing date and $500,000 payable over a five year period. The assets sold did not include cash and cash equivalents on hand or on deposit in bank accounts, two automobiles, personal office furniture and decorations currently located in James Helenthal's office. The cost and accumulated depreciation of the excluded assets are as follows:

                                                 Cost           A/D
                                              ----------     ---------
            Vehicles                           $ 89,136       $ 9,720
            Furniture and Fixtures               13,255        10,409
                                              ----------     ---------
                Total                          $102,391       $20,129


            This information should be read only in connection with
                     the accompanying accountant's report.

                            SUPPLEMENTAL INFORMATION

                                                                      SCHEDULE A

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                    SCHEDULE OF OPERATING COSTS AND EXPENSES
                          YEAR ENDED DECEMBER 31, 1999


OPERATING COSTS:
Advertising                                         $    3,574
Auto                                                     8,700
Bank Charges                                               521
Cellular Phone                                           4,301
Donations                                                  761
Dues and Subscriptions                                     757
Group Benefits                                           3,833
Gifts                                                    4,633
Insurance                                                8,450
Internet Service                                           281
Legal and Professional                                  10,953
Promotion                                                   45
License and Permits                                        125
Meals and Entertainment                                  1,413
Miscellaneous                                            2,030
Office Supplies                                          7,245
Postage                                                  4,764
Rent                                                    19,425
Repairs and Maintenance                                  9,662
Salaries and Wages                                      41,560
Officers Wages                                         140,000
Payroll Taxes                                           11,875
Telephone                                               10,882
                                                    ----------
TOTAL OPERATING COSTS                                  295,790

SELLING, GENERAL & ADMINISTRATIVE EXPENSES:
Discounts                                                   40
Circulation Postage                                    392,547
Custom Marketing Printing                                5,500
Production Supplies                                     25,214
Printing                                               434,186
Commission                                               9,476
Contract Services                                          894
Delivery Expense                                           953
Freight                                                    143
Group Benefits                                           5,608
Rent - Equipment                                        13,424
Salaries and Wages                                     265,644
Supplies                                                30,903
Payroll Taxes                                           22,226
Travel and Lodging                                      34,503
                                                    ----------
TOTAL SELLING, GENERAL & ADMINISTRATIVE              1,241,261

Depreciation                                            28,932
                                                    ----------

TOTAL OPERATING COSTS AND
         EXPENSES (STATEMENT 2)                     $1,565,983
                                                    ==========





This information should be read only in connection with the accompanying accountant's report.

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.

                           MACOMB AND CANTON, ILLINOIS

                              FINANCIAL STATEMENTS

                        THREE MONTHS ENDED MARCH 31, 2000

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.

                                TABLE OF CONTENTS



                                                                            PAGE

ACCOUNTANT'S REPORT                                                          1



FINANCIAL STATEMENTS (Unaudited)


         Statement 1 - Balance Sheet                                         2


         Statement 2 - Statement of Operations                               3


         Statement 3 - Statement of Stockholders' Equity                     4


         Statement 4 - Statement of Cash Flows                               5


         Statements of Significant Accounting Policies                        6


         Notes to Financial Statements                                       7


SUPPLEMENTAL INFORMATION (Unaudited)


         Schedule A - Schedule of Operating Costs and Expenses               8

                               ACCOUNTANT'S REPORT

Board of Directors
McDonough and Fulton County Shopper, Inc.
Macomb and Canton, Illinois

I have reviewed the accompanying unaudited balance sheet of McDonough and Fulton County Shopper, Inc. as of March 31, 2000, and the related statement of operations, stockholders' equity, and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of McDonough and Fulton County Shopper, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

The supplemental information accompanying the financial statements is presented only for additional analysis purposes and has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements. I did not become aware of any material modifications that should be made to such information.


/s/ Alan P. Reusch
-----------------------------
Certified Public Accountant
June 27, 2000

                                                                     STATEMENT 1

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                                  BALANCE SHEET
                                 MARCH 31, 2000

                                   (Unaudited)

                                     ASSETS


CURRENT ASSETS
  Cash and Cash Equivalents (Note 1)                           $ 171,908
  Accounts Receivable                                            173,553
                                                               ---------

TOTAL CURRENT ASSETS                                             345,461
                                                               ---------

PROPERTY, PLANT & EQUIPMENT, at cost (Note 2)                    418,308
  Less Accumulated Deprecation                                  (282,695)
                                                               ---------

    Net Property, Plant & Equipment                              135,613
                                                               ---------


TOTAL ASSETS                                                   $ 481,074
                                                               =========



                LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts Payable                                             $  33,920
  Accrued Payroll Taxes                                            5,709
                                                               ---------
TOTAL CURRENT LIABILITIES                                         39,629
                                                               ---------

STOCKHOLDERS' EQUITY
  Common Stock, $100 par Value 200 Shares
   Authorized, 20 Shares Issued                                    2,000
  Retained Earnings                                              439,445
                                                               ---------

TOTAL STOCKHOLDERS' EQUITY                                       441,445
                                                               ---------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                       $ 481,074
                                                               =========



These financial statements should be read only in connection with the accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                                                                     STATEMENT 2

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                             STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2000


                                   (Unaudited)


REVENUES:
  Advertising Sales                                         $ 402,271
  Job Printing and Other                                        2,298
                                                            ---------
TOTAL REVENUES                                                404,569


OPERATING COSTS AND EXPENSES:
  Operating Costs                                              68,560
  Selling, General &
    Administrative Expenses                                   278,483
  Depreciation                                                  4,907
                                                            ---------
TOTAL OPERATING COSTS AND EXPENSES                            351,950


    Income From Operations                                     52,619
                                                            ---------

OTHER INCOME (EXPENSE)
  Interest Income                                                 528
  Interest Expense                                                (81)
                                                            ---------

    Net Other Income                                              447
                                                            ---------

    Income Before Income Taxes                                 53,066


REPLACEMENT TAXES                                              (2,806)
                                                            ---------

NET INCOME                                                  $  50,260
                                                            =========




These financial statements should be read only in connection with the accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                                                                     STATEMENT 3

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                        THREE MONTHS ENDED MARCH 31, 2000

                                   (Unaudited)

                                                                  TOTAL
                                    COMMON        RETAINED     STOCKHOLDERS'
                                     STOCK        EARNINGS        EQUITY
                                     -----        --------        ------


BALANCES AT JANUARY 1, 2000        $   2,000     $ 412,663      $ 414,663


 Net Income                             --          50,260         50,260


 Distribution of Earnings               --         (23,478)       (23,478)
                                   ---------     ---------      ---------


BALANCES AT MARCH 31, 2000         $   2,000     $ 439,445      $ 441,445
                                   =========     =========      =========





These financial statements should be read only in connection with the accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                                                                     STATEMENT 4

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                            STATEMENTS OF CASH FLOWS
                        THREE MONTHS ENDED MARCH 31, 2000

                                   (Unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                                $  50,260
  ADJUSTMENTS TO RECONCILE NET INCOME
    NET CASH PROVIDED BY OPERATING
    ACTIVITIES:
  Depreciation                                                  4,907
  EFFECTS OF CHANGES IN OPERATING ASSETS
    & LIABILITIES:
    (Increase) Decrease in Accts Receivable                    (3,505)
    (Increase) Decrease in Note Receivable                      5,050
    Increase (Decrease) in Accounts Payable                   (20,040)
    Increase (Decrease) in Accrued Expenses                     1,475
                                                            ---------

    NET CASH PROVIDED BY OPERATING
      ACTIVITIES                                               38,147
                                                            ---------

CASH FLOWS FROM INVESTING ACTIVITIES:                            --
                                                            ---------

    NET CASH USED IN INVESTING ACTIVITIES                        --
                                                            ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on Note Payable                                     (4,945)
  Distribution of Earnings                                    (23,478)
                                                            ---------

    NET CASH USED IN FINANCING ACTIVITIES                     (28,423)
                                                            ---------

Net Increase (Decrease) in
  Cash & Cash Equivalents                                       9,724

CASH & CASH EQUIVALENTS AT JANUARY 1, 2000                    162,184
                                                            ---------

CASH & CASH EQUIVALENTS AT MARCH 31, 2000                   $ 171,908
                                                            =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION

  CASH PAID DURING YEAR FOR:
    Replacement Taxes                                       $   2,806
                                                            =========
    Interest Expense                                        $      81
                                                            =========



These financial statements should be read only in connection with the accompanying accountant's report, summary of significant accounting policies, and notes to financial statements.

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                        THREE MONTHS ENDED MARCH 31, 2000

                                   (Unaudited)


The McDonough and Fulton County Shopper, Inc. are publishers of community shoppers with print advertising and other local content in their communities.


CASH AND CASH EQUIVALENTS

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


DOUBTFUL ACCOUNTS

Accounts receivable are considered fully collectible by management, therefore, no allowance for doubtful accounts has been provided.


DEPRECIATION

Depreciation is computed over the estimated useful lives of assets using accelerated and straight-line methods.


INCOME TAXES

The Company has elected under provisions of the Internal Revenue Code (Subchapter S) to have its income treated for federal income tax purposes substantially as if the Company were a partnership. Since a Subchapter S Corporation, as such, is not liable for federal or state income taxes, the financial statements do not reflect a provision for federal or state income taxes. However, a provision for state replacement tax is included.


USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


               This information should be read only in connection
                   with the accompanying accountant's report.

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        THREE MONTHS ENDED MARCH 31, 2000


                                   (Unaudited)


NOTE 1 - CASH AND CASH EQUIVALENTS

     At year end the carrying amount of the Company's deposits was $171,908 and the bank balance was $191,059. Of the bank balance, $191,059 was covered by federal depository insurance.


NOTE 2 - PROPERTY, PLANT AND EQUIPMENT

     A summary of property, plant and equipment at March 31, 2000 follows:


               Furniture and Fixtures                  $ 59,331
               Leasehold Improvements                    31,730
               Machinery & Equipment                    215,710
               Vehicles                                 111,537
                                                       --------
                                                       $418,308
                                                       ========

     Depreciation expense for the three months ended March 31, 2000 was $4,907.


NOTE 3 - SUBSEQUENT EVENTS

     On May 1, 2000, the Company's stockholder agreed to sell substantially all of the assets of McDonough County Shopper, Inc. and Fulton County Shopper, Inc. The selling price was $3,500,000, payable as follows: $3,000,000 paid on the closing date and $500,000 payable over a five year period. The assets sold did not include cash and cash equivalents on hand or on deposit in bank accounts, two automobiles, personal office furniture and decorations currently located in James Helenthal's office. The cost and accumulated depreciation of the excluded assets are as follows:

                                                         Cost          A/D
                                                         ----          ---
               Vehicles                                $ 89,136     $  9,720
               Furniture and Fixtures                    13,255       10,409
                                                       --------     --------

                       TOTAL                           $102,391     $ 20,129
                                                       ========     ========





            This information should be read only in connection with
                     the accompanying accountant's report.

                            SUPPLEMENTAL INFORMATION

                                                                      SCHEDULE A

                    McDONOUGH AND FULTON COUNTY SHOPPER, INC.
                    SCHEDULE OF OPERATING COSTS AND EXPENSES
                        THREE MONTHS ENDED MARCH 31, 2000


                                   (Unaudited)


OPERATING COSTS:
Advertising                                                $    320
Auto                                                          3,504
Bank Charges                                                     85
Cellular Phone                                                  772
Meetings                                                      1,315
Group Benefits                                                4,006
Insurance                                                       150
Internet Service                                                105
Legal and Professional                                        1,590
Miscellaneous                                                   127
Office Supplies                                               1,922
Rent                                                          3,691
Repairs and Maintenance                                       1,870
Salaries and Wages                                           10,067
Officers Wages                                               32,308
Payroll Taxes                                                 4,497
Telephone                                                     2,231
                                                           --------
TOTAL OPERATING COSTS                                        68,560


SELLING, GENERAL & ADMINISTRATIVE EXPENSES:
Discounts                                                       382
Circulation Postage                                          95,771
Custom Marketing Printing                                       188
Printing                                                     78,324
Commission                                                   15,069
Contract Services                                               202
Group Benefits                                                5,862
Rent - Equipment                                              2,311
Salaries and Wages                                           65,993
Supplies                                                      7,378
Payroll Taxes                                                 7,003
                                                           --------
TOTAL SELLING, GENERAL & ADMINISTRATIVE                     278,483

Depreciation                                                  4,907
                                                           --------

TOTAL OPERATING COSTS AND
       EXPENSES (STATEMENT 2)                              $351,950
                                                           ========




This information should be read only in connection with the accompanying accountant's report.

             PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
              OF LIBERTY GROUP OPERATING, INC. AND SUBSIDIARIES AND
                                ACQUIRED BUSINESS


The following unaudited pro forma consolidated balance sheet as of March 31, 2000 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 1999 and the three months ended March 31, 2000 give effect to Liberty Group Operating, Inc. and subsidiaries' (the Company) purchase of assets of McDonough County Shopper, Inc. and Fulton County Shopper, Inc. The pro forma financial information is based on the respective historical financial statements of the Company and McDonough and Fulton County Shopper, Inc., (McDonough and Fulton) giving effect to the purchase of assets under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1999 and the three months ended March 31, 2000 reflect adjustments as if the purchase had occurred on January 1, 1999. The unaudited pro forma balance sheet as of March 31, 2000 gives effect to the purchase as if it had occurred on March 31, 2000. See "Acquisition or Disposition of Assets."

The unaudited pro forma consolidated financial statements combine the unaudited balance sheets of the Company and McDonough and Fulton as of March 31, 2000 and the consolidated statements of operations of the Company with McDonough and Fulton for the year ended December 31, 1999. In addition, the unaudited pro forma results for the interim period combine the Company with McDonough and Fulton for the three months ended March 31, 2000. The financial effects of the purchase as presented in the unaudited pro forma financial statements are not necessarily indicative of either financial position or results of operations that would have been obtained had the acquisition actually occurred on the dates set forth above, nor are they necessarily indicative of the results of future operations. The unaudited pro forma consolidated financial statements should be read in conjunction with the notes thereto, which are an integral part thereof, with the consolidated financial statements of Liberty Group Operating, Inc. and subsidiaries and notes thereto, and with the financial statements of McDonough and Fulton County Shopper, Inc. and notes thereto included elsewhere in this Form 8-K/A.

                 Liberty Group Operating, Inc. and Subsidiaries

                 Unaudited Pro Forma Consolidated Balance Sheet
                                 March 31, 2000
                             (dollars in thousands)


                                                     LIBERTY GROUP       McDONOUGH AND
                                                    OPERATING, INC       FULTON COUNTY        PRO FORMA
                                                     CONSOLIDATED           SHOPPER          ADJUSTMENTS         PRO FORMA
                                                 -------------------------------------------------------     -----------------
                     ASSETS
Current assets:
    Cash and cash equivalents                                2,319                 172             (172)(b)             2,319
    Accounts receivable, net                                18,888                 173              -                  19,061
    Inventories                                              2,421                 -                -                   2,421
    Prepaid expenses                                         1,684                 -                -                   1,684
    Other current assets                                       342                 -                -                     342
                                                 -------------------------------------------------------     -----------------

                            Total current assets            25,654                 345             (172)               25,827

Property, plant and equipment, net                          43,067                 136              (79)(b)            43,124
Intangible assets, net                                     415,086                 -              3,390 (a)           418,476
Deferred financing costs, net                                6,823                 -                -                   6,823
Other assets                                                 5,496                 -                -                   5,496
                                                 -------------------------------------------------------     -----------------

                                    Total assets           496,126                 481            3,139               499,746
                                                 =======================================================     =================

    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Borrowings under revolving credit facility             120,650                 -              3,000 (f)           123,650
    Current portion of long-term liabilities                   456                 -                200 (a)               656
    Accounts payable                                         2,498                  34              -                   2,532
    Accrued expenses                                        11,750                   6               80 (a)            11,836
    Deferred revenue                                         8,276                 -                -                   8,276
                                                 -------------------------------------------------------     -----------------

                       Total current liabilities           143,630                  40            3,280               146,950

Senior subordinated notes                                  180,000                 -                -                 180,000
Long-term liabilities, less current portion                  1,842                 -                300 (a)             2,142
Noncurrent unearned revenues                                                       -                -                     -
Deferred income taxes                                       21,974                 -                -                  21,974
                                                 -------------------------------------------------------     -----------------

                               Total liabilities           347,446                  40            3,580               351,066

Stockholders' equity:
    Common stock                                               -                   -                -                     -
    Additional paid-in capital                             148,707                 -                -                 148,707
    Accumulated earnings                                       (27)                -                -                     (27)
    Net assets                                                                     441             (441)(c)               -
                                                 -------------------------------------------------------     -----------------
                      Total stockholders' equity           148,680                 441             (441)              148,680

      Total liabilities and stockholders' equity           496,126                 481            3,139               499,746
                                                 =======================================================     =================


     See accompanying notes to pro forma consolidated financial statements.

                 Liberty Group Operating, Inc. and Subsidiaries

            Unaudited Pro Forma Consolidated Statements of Operations
                        Three Months Ended March 31, 2000
                             (dollars in thousands)


                                                       LIBERTY GROUP         McDONOUGH AND
                                                      OPERATING, INC         FULTON COUNTY      PRO FORMA
                                                       CONSOLIDATED             SHOPPER        ADJUSTMENTS            PRO FORMA
                                                   --------------------------------------------------------         -------------
Revenues:
     Advertising                                              32,225                   402             -                  32,627
     Circulation                                               7,374                   -               -                   7,374
     Job printing and other                                    2,698                     3             -                   2,701
                                                   --------------------------------------------------------         -------------

                                    Total revenues            42,297                   405             -                  42,702

Operating costs and expenses:
     Operating costs                                          18,176                    69             (13)  (g)          18,232
     Selling, general and administration                      14,604                   278             -                  14,882
     Depreciation and amortization                             4,537                     5              18 (b),(d)         4,560
                                                   --------------------------------------------------------         -------------

                            Income from operations             4,980                    53              (5)                5,028

Interest expense                                              (6,939)                  -               (63)(f),(b)        (7,002)
Amortization of debt issue costs                                (296)                  -               -                    (296)
                                                   --------------------------------------------------------         -------------

                Income (loss) before incomes taxes            (2,255)                   53             (68)               (2,270)

Income tax expense                                                96                     3             -                      99
                                                   --------------------------------------------------------         -------------

Net income                                                    (2,351)                   50             (68)               (2,369)
                                                   ========================================================         =============


     See accompanying notes to pro forma consolidated financial statements.

                 Liberty Group Operating, Inc. and Subsidiaries

            Unaudited Pro Forma Consolidated Statements of Operations
                          Year Ended December 31, 1999
                             (dollars in thousands)


                                                     LIBERTY GROUP       McDONOUGH AND
                                                    OPERATING, INC       FULTON COUNTY       PRO FORMA
                                                     CONSOLIDATED           SHOPPER         ADJUSTMENTS              PRO FORMA
                                                   -----------------------------------------------------          --------------
Revenues:
     Advertising                                           120,573               1,728              -                   122,301
     Circulation                                            27,543                 -                -                    27,543
     Job printing and other                                 13,239                  22              -                    13,261
                                                   -----------------------------------------------------          --------------

                                  Total revenues           161,355               1,750              -                   163,105

Operating costs and expenses:
     Operating costs                                        68,351                 296              (53)  (g)            68,594
     Selling, general and administration                    51,522               1,241                                   52,763
     Depreciation and amortization                          16,657                  29               77 (b),(d)          16,763
                                                   -----------------------------------------------------          --------------

                          Income from operations            24,825                 184              (24)                 24,985

Interest income/(expense)                                  (25,216)                 (3)            (263)(b),(f)         (25,482)
Gain on exchange and disposition of assets                   6,197                 -                -                     6,197
                                                   -----------------------------------------------------          --------------

           Income (loss) before income taxes and
           extraordinary item                                5,806                 181             (287)                  5,700

Income tax expense                                           2,752                   2               84   (e)             2,838
                                                   -----------------------------------------------------          --------------

                Income before extraordinary item             3,054                 179             (371)                  2,862

Extraordinary gains on insurance proceeds                      485                 -                -                       485

Net income (loss)                                            3,539                 179             (371)                  3,347
                                                   =====================================================          ==============


     See accompanying notes to pro forma consolidated financial statements.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Pro Forma Financial Statements

The unaudited pro forma consolidated financial statements combine the unaudited balance sheets of the Company with McDonough and Fulton as of March 31, 2000 and the consolidated statements of operations of the Company with McDonough and Fulton's results for the year ended December 31, 1999. In addition, the unaudited pro forma results for the interim period combine the Company with McDonough and Fulton for the three months ended March 31, 2000.

Note 2 - Pro Forma Adjustments

The following adjustments are reflected in the unaudited pro forma consolidated statements of operations under the columns headed "Pro Forma Adjustments."

(a) Represents recording of excess of purchase price over fair value of net assets acquired as follows:

         Purchase price                                   $ 3,500
         Acquisition fees and expenses                         80
                                                          -------

         Total purchase price (1)                         $ 3,580
         Tangible net assets acquired                        (190)
                                                          -------

         Excess purchase price                            $ 3,390
                                                          =======

         (1) Purchase price includes cost associated with the acquisition and $500,000 in installment payments of $200,000, $100,000, $100,000,
         $50,000, and $50,000 on the first, second, third, fourth, and fifth anniversaries of the closing date, respectively.

         The excess purchase price of the acquisition has been allocated to intangible assets. Subject to the completion of management's final valuation of these allocated amounts, the specific intangible assets and estimated fair value to which the excess purchase price will be allocated include: mastheads of $166, advertising lists for $1,324, and subscriber lists for $331 and the remainder representing goodwill. In the opinion of management, completion of the final valuation will not materially impact the unaudited pro forma consolidated balance sheet.


(b) Represents the elimination of the McDonough and Fulton's assets and related depreciation expense and interest income that were not included as part of the purchase agreement between the Company and the McDonough and Fulton.

(c) Represents the elimination of the McDonough and Fulton net asset balance that would not be recorded by the Company's as part of the acquisition.

(d) Represents the adjustment necessary to amortize the additional $3,390 of intangible assets (calculated in note (a)) over their estimated useful lives, presently estimated for mastheads, advertising lists, and goodwill over 40 years, and subscriber lists over 33 years.

(e) Represents the McDonough and Fulton tax expense that would have been recorded by the Company had the purchase occurred on January 1, 1999.

(f) Represents the adjustment necessary to reflect the borrowings and increase interest expense related to the additional borrowings of $3.0 million related to the acquisition.

(g) Represents the elimination of the McDonough and Fulton stockholders' excess distributions in the period, net of the salary of the current publishers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Liberty Group Operating, Inc.


Date: July 17, 2000              By:    /s/ KENNETH L. SEROTA
                                    ---------------------------

                                 Title: President and Chief Executive Officer
                                        -------------------------------------











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